UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 OR15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) : August 15th, 2004

                                     [LOGO]

                              SENTRY BUILDERS CORP.
             (Exact Name of Registrant as specified in its charter)

                                     0-30974
                             Commission File Number

              Delaware                                          11-2159633
  (State or other jurisdiction of                           (I.R.S. Employer
   Incorporation or organization)                          Identification No.)

           38 Hartman Hill Road
           Huntington, New York                                    11743
 (Address of principal executive offices)                        (Zip Code)

                  Registrants Telephone Number: (631) 367-7450

--------------------------------------------------------------------------------

Section 2 - Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets

On November 15th, 2004, Sentry Builders Corp. (the "company" or "Sentry") acquired 100% of the issued and outstanding stock (200 Shares) of Sentry Builders Corp.("Sentry New York"), a New York corporation. The acquisition occurred pursuant to the terms of a Purchase Agreement made and entered into as of November 15, 2004 by and between Richard Melius (60% shareholder of Sentry New York) and Bryan Hateau (40% shareholder in Sentry New York) and Sentry. Pursuant to the terms of the Purchase Agreement, the Company acquired 100% of Sentry New York (200 Shares) in exchange for 3,000,000 shares of Sentry. Upon completion of the transaction, Sentry Builders Corp. of New York became a wholly-owned subsidiary of Sentry. Richard Melius is the president and CEO of both companies.

Sentry Builders Corp. of New York holds a lease for office space at 265 Post Avenue in Westbury, New York and the nature of its business (a general contracting company) calls for few assets other than office equipment worth approximately $8,000.00. The company was also capitalized with $50,000 by Mr. Richard Melius the president of Sentry New

York. The following is a brief description of planned and current operations:
The company is structured with two executives Mr. Richard Melius (President and CEO) and Mr. Bryan J. Hateau (Secretary/Treasurer) supervising a sales team with qualified estimators to submit bids for public projects, and a phone solicitation and advertising campaign for residential renovation projects. All work contracted will be sub-contracted to licensed contractors and closely supervised by the executive staff. All phases of the initial operations will be in the five boroughs of New York, Nassau, and Suffolk counties for which Sentry Builders Corp. is licensed by the governing authorities. Capturing the residential market will be easy considering Sentry's reputable past experience and reputation. The company will immediately begin bidding on government sponsored development projects. As of this date offices are staffed, a sales force is assembled, and advertising has commenced and projects will begin within the month of November of 2004.

                                TABLE OF CONTENTS

Accountant's Report                                                     Page 1

FINANCIAL STATEMENTS

Balance Sheet - Assets                                                  Page 2

Balance Sheet - Liabilities and Stockholders' Equity                    Page 3

Statement of Income                                                     Page 4

Statement of Cash Flows                                                 Page 5

Notes to Financial Statements                                           Page 6

                        [LETTERHEAD OF F.X. DUFFY & CO.]

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Sentry Builders, Corp.
38 Hartman Hills Road
Huntingdon, NY 11743

We have audited the accompanying balance sheet of Sentry Builders, Corp. as of September 30, 2004, and the accompanying statements of income and cash flows for the two months then ended at our offices in Philadelphia, Pennsylvania. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sentry Builders, Corp. as of September 30, 2004, and the results of its operations and its cash flows and its (analysis of net worth/changes in stockholders' equity) for the period then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                                        F. X. Duffy & Co.
                                                        ------------------------
                                                        F. X. Duffy & Co.

November 2, 2004

                             SENTRY BUILDERS, CORP.

                                  BALANCE SHEET

                            AS OF SEPTEMBER 30, 2004

                                     ASSETS

CURRENT ASSETS:

 Cash on Hand                        $48,275

TOTAL CURRENT ASSETS                                              $48,275

FIXED ASSETS :

 Funiture & Fixtures                   2,500

TOTAL FIXED ASSETS                                                  2,500

TOTAL ASSETS                                                      $50,775
                                                                  =======

    The accompanying notes are an integral part of the financial statements.

                             SENTRY BUILDERS, CORP.

                                  BALANCE SHEET

                            AS OF SEPTEMBER 30, 2004

                      LIABILITIES AND STOCKHOLDERS' EQUITY

TOTAL LIABILITIES                                                     $      0

STOCKHOLDERS' EQUITY:

Common Stock (Par Value .01(cent))                          2,00
Additional Paid in Capital                                52,300
Retained Earnings                                         (1,725)
                                                        --------

TOTAL STOCKHOLDERS' EQUITY                                              50,775
                                                                      --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 50,775
                                                                      ========

    The accompanying notes are an integral part of the financial statements.

                             SENTRY BUILDERS, CORP.

                               STATEMENT OF INCOME

                   FOR THE TWO MONTHS ENDED SEPTEMBER 30, 2004

SALES                                                                 $     0

TOTAL COST OF GOODS SOLD                                                    0

OPERATING EXPENSES:

Legal and Accounting                                         0
Rent                                                     1,725
Franchise Fee                                                0
                                                       -------

TOTAL OPERATING EXPENSES                                                1,725
                                                                      -------

NET LOSS                                                              $(1,725)
                                                                      =======

    The accompanying notes are an integral part of the financial statements.

                             SENTRY BUILDERS, CORP.

                             STATEMENT OF CASH FLOWS

                   FOR THE TWO MONTHS ENDED SEPTEMBER 30, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:

        NET CASH USED BY OPERATING ACTIVITIES                          $ (1,725)
                                                                       --------

CASH FLOWS FROM INVESTING ACTIVITIES:
        Additional Paid In Capital                        $ 52,300
        Issuance of Capital Stock                              200
        Capital Expenditures                                (2,500)

        NET CASH PROVIDED BY INVESTING ACTIVITIES                        50,000
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES:

        NET CASH USED BY FINANCING                                     $      0
                                                                       --------

NET INCREASE IN CASH                                                     48,275

CASH AT THE BEGINNING OF PERIOD                                               0
                                                                       --------

        CASH AT THE END OF PERIOD                                      $ 48,275
                                                                       ========

    The accompanying notes are an integral part of the financial statements.

                             SENTRY BUILDERS, CORP.

                          NOTES TO FINANCIAL STATEMENT

                   FOR THE TWO MONTHS ENDED SEPTEMBER 30, 2004

1. NATURE OF BUSINESS

Sentry Builders, Corp. (The "Company") is currently an active corporation operating as a construction company. On August 3, 2004, the Company was incorporated in the State of New York, obtaining a New York charter. The Company is authorized by its articles of incorporation to issue 200 shares par value of ..01(cent) of common stock. 200 shares are presently issued and outstanding.

2. LEASE EXPENDITURES

The Company currently has a three-(3) year, $62,100.00 agreement to lease office space. The currently monthly rent expense is $1,725.00

                                TABLE OF CONTENTS

Accountant's Report                                                       Page 1

FINANCIAL STATEMENTS

Proforma Statement of Income                                              Page 2

Notes to Financial Statements                                             Page 3

                        [LETTERHEAD OF F.X. DUFFY & CO.]

                               ACCOUNTANT'S REPORT

Board of Directors
Sentry Builders, Corp.
38 Hartman Hills Road
Huntingdon, NY 11743

We have compiled the accompanying projected statement of operations of Sentry Builders, Corp. for a twelve-month period ending on the basis of assumptions and estimates made by management

Financial projections are estimates of possible future financial results based on one or more sets of assumptions made by management. These assumptions may not necessarily reflect management's judgement of the most likely set of conditions and courses of action that may transpire in the future. Projections are based on assumptions about circumstances and events that have not taken place and are subject to variations, and there is no assurance that projected results will be obtained.

A compilation of financial projections is limited to presenting in the form of projected financial statements assumptions and estimates that are the representation of management. We have not audited or reviewed the accompanying projections of net income and, accordingly, do not express an opinion on the projections, or how closely they will correspond with the actual results. We have no responsibility to update this report for events and circumstances occurring after the date of this report.


                                                          F. X. Duffy & Co.
                                                          ----------------------
                                                          F. X. Duffy & Co.

November 2, 2004

                             SENTRY BUILDERS, CORP.

                        PROJECTED STATEMENT OF OPERATIONS

                                YEAR # 1 PROFORMA

SALES                                                               $ 1,872,000

TOTAL COST OF GOODS SOLD

         Sales Commissions                                             (468,000)
         Contractor's Cost                                           (1,025,000)
                                                                    -----------

GROSS PROFIT                                                        $   379,000

OPERATING EXPENSES:

Commissions                                       187,200
Legal and Accounting                                3,000
Liability Insurance                                13,000
Rent                                               20,700
Telephone                                           3,000
Other General & Miscellaneous                      25,000
Franchise Fee                                           0
                                                 --------

TOTAL OPERATING EXPENSES                                                251,900
                                                                    -----------

NET PROFIT                                                          $   127,100
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                             SENTRY BUILDERS, CORP.

                      PROJECTION OF STATEMENT OF OPERATIONS

                          NOTES TO FINANCIAL STATEMENTS

1) NATURE OF BUSINESS:

Sentry Builders, Corp. ("The Company") is currently an active corporation operating as a construction company. On August 3, 2004, the Company was incorporated in the State of New York, obtaining a New York Charter.

2) NOTES TO PROJECTIONS AND ESTIMATES:

Income:

Gross Income is estimated at three (3) construction contracts per week, based on the set up of the business, each contract is estimated to have an average sales price of $12,000.00

Cost of Goods Sold:

Contractor's Cost is estimated to be 55 % of the total contract price.

Sales Commission is estimated to be at 25% of the total contract price and is inclusive of stockholder's compensation.

Expenses:

Additional Lead in Commissions are projected to be 10 % of the total contract price.

Lease Expense is a current three (3) year lease agreement to lease office space totaling $62,100.00. The current monthly lease expense is $1,725.


                                     Page 3